(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
June 30, 2002


Merrill Lynch
Dragon Fund, Inc.


www.mlim.ml.com


Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Dragon Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH DRAGON FUND, INC.


Asset Allocation
As a Percentage* of
Net Assets as of
June 30, 2002


                                Percent of
Country                         Net Assets

Singapore                           8.9%
Malaysia                            1.0
Thailand                            0.0
China                               4.6
Hong Kong                          21.2
Taiwan                             22.6
South Korea                        32.8


*Total may not equal 100%.



Merrill Lynch Dragon Fund, Inc., June 30, 2002


DEAR SHAREHOLDER


During the six-month period ended June 30, 2002, Merrill Lynch Dragon Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of +1.86%, +1.41%, +1.28% and +1.74%, respectively, compared to the benchmark unmanaged Morgan Stanley Capital International (MSCI) All Country Far East (Ex-Japan) Free Index's total return of +5.45%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. For complete performance information, see pages 4 and 5 of this report to shareholders.)


Investment Environment
Confidence grew throughout the region during the first quarter of the year. In part this was simply a reflection of the likelihood of global economic recovery during 2002. In many markets there were also signs of a resurgence in domestic demand feeding through better capacity utilization and, in some sectors, pricing power. However, investors' risk appetite was hit in the second quarter of the year by a combination of concerns over the strength of U.S. economic recovery and renewed volatility in global equity markets. This helped to trigger a pull back in high-beta markets such as South Korea, which had been performing well. Nonetheless, Asia Pacific markets remained reasonably resilient despite significant declines in U.S. markets.

Within the region there was significant divergence between markets. South Korea performed well in the first quarter of the year as domestic institutions returned as major buyers although by the end of the quarter foreigners had turned net sellers. Cyclical stocks and domestic consumption plays did well, while financials and defensive stocks tended to underperform. The second quarter was tougher despite a series of encouraging economic statistics. Economic activity was sufficiently strong for the Bank of Korea to raise interest rates by 25 basis points (0.25%) in May.

The TIP markets (Thailand, Indonesia and the Philippines) had a strong half year. Key factors were the signs of a recovery in domestic consumer confidence, currency appreciation, and a small amount of foreign buying. The latter goes a long way in illiquid markets. All three markets have returned to economic growth and are enjoying a period of relative political stability.

Taiwan recovered from a shaky February to coast through the 6,000 level on the Taiex, ending the first quarter of 2002 on a positive note. Volumes were generally good, buoyed by domestic demand. However, by the end of the six-month period, despite a strong financial sector, the technology-dominated market was down on the back of weak sales numbers and poor visibility in the downstream personal computer-related companies. Seasonal weakness in the second quarter is an annual event, but this year investors seemingly doubt that the usual strength in the third quarter and fourth quarter of the year will materialize.

China and Hong Kong remain somewhat depressed as more statistics emerged indicating that deflation remains a feature of both economies. Hong Kong is one of the few regions that is still tied to the U.S. dollar, and which is therefore likely to see competitiveness gains on the back of the U.S. dollar. In Hong Kong's case, sustained currency weakness may also help alleviate the deflationary pressure and keep interest rates lower longer. However, the market largely ignored this possible economic benefit and suffered during the six months ended June 30, 2002. The key property market continues to display weak prices despite improved volumes, and there seems to be nothing in the economy to restore consumer confidence damaged by rising unemployment and negative equity. Chinese equities were mixed but the market was down during the period largely because of poor performances by index heavyweights such as China Mobile HK. However, other stocks delivered strong gains as investors sought plays on China's continued economic strength. The power utilities were strong as the future shape of the industry became clearer and many mid and small cap industrial companies benefited from renewed investor interest.

Malaysia saw gains in the first quarter of 2002 with domestic liquidity and some foreign buying. The market was dominated by consumption stories and beneficiaries of a more settled political situation as Prime Minister Mohamad's position was strengthened as the fundamentalist Islamic PAS opposition's support weakened in the aftermath of September 11, 2001. However, the second quarter of 2002 saw the market fall as volumes thinned with no sign of sustained domestic or foreign investor interest.


Portfolio Strategy
Taiwan detracted from performance essentially because of unsuccessful stock selection in the industrials and information technology sectors, with Taiwan Semiconductor Manufacturer and United Microelectronics Corp. being the largest contributors. Singapore produced negative returns through stock selection in industrials and financials stocks. However, strong stock selection was made in Hong Kong. Our weakest-performing stock in the portfolio was LG Electronics Inc. from South Korea. However, our overweighted position in the materials sector provided positive returns supported by strong stock selection.

Toward the end of the six-month period, the Fund was heavily weighted toward South Korea and Taiwan in order to benefit from global recovery, while we added Hong Kong stocks with exposure to the robust domestic economy of China. We have also taken underweighted positions in Malaysia, while selling into profit Indonesia, Thailand and the Philippines out of the portfolio.


Market Outlook
Most economic releases coming out of Asia recently continue to be positive, perhaps indicating that concerns over global demand are overdone. Both export demand and domestic economic activity continue to surprise on the upside. Against this background, utilization rates at the region's manufacturers are generally rising, and given the operational leverage in the system, we should continue to see earnings upgrades. This will set a positive tone for medium-term equity market performance. However, as we have seen in the last quarter, the region is not immune to bearish sentiment brought about by poor performance of U.S. markets.

The domestic liquidity that has been evident across the region for months will continue to be an important influence on stock markets, especially those with strong domestic investor bases. Interest rate rises outside South Korea do not seem very likely as inflationary pressure is absent, indeed China continues to exert downward pressure on consumer prices throughout the region, if not the world. Foreign fund flows into the region may falter in the short term in the face of the current risk aversion after the latest WorldCom, Inc. revelations, but in the medium term, the valuation and growth dynamics of the region are likely to prove compelling in a global context.

Valuations are presently back down to levels that look compelling, with many of the major markets in the region having fallen 20% or more from their recent highs. The region has seen very significant corporate restructuring, which has led to return-on-investment enhancement and simultaneous de-gearing of balance sheets. This virtuous combination has not yet been rewarded with a lower equity risk premium and a re-rating in markets. Meanwhile the cyclical recovery in corporate earnings continues, with analysts' expectations proving too low in many sectors. Structurally better returns, attractive valuations, strong liquidity and earnings growth should make for a powerful fuel to drive equity markets.

The risks to our relatively positive outlook continue to be dominated by external factors. We are encouraged by signs of recovery in Japan and Europe, but remain concerned at the possibility of deceleration in the U.S. economy. Many Asian companies will be beneficiaries of a recovery in U.S. capital expenditure, which will in turn depend on profits recovery. If this fails to materialize over the next year or so, our confidence could prove to be misplaced. Currency strength as most economies struggle to cope with a weak U.S. dollar is a novel and generally unwelcome development. If this goes too far too fast, it could dampen the current strength we are seeing from Asia's export machine, although it will also delay tighter monetary policy.


In Conclusion
We are very confident that the Asia Pacific region will continue to benefit from global economic recovery. Most markets in the region have suffered during the past quarter of 2002 in the face of painful falls in global, and especially U.S. equities. However, within the region the picture remains positive, and we are currently seeing evidence that earnings growth is coming through. Meanwhile, corporate restructuring continues to deliver enhancements in return on equity. After the recent stock price declines, valuations are once again looking extremely attractive in absolute as well as relative terms. We expect the region to continue to outperform in this environment and to deliver strong returns over the medium term. Our portfolio remains tilted toward those countries, sectors and stocks that we believe stand to benefit from improving economic conditions.



Merrill Lynch Dragon Fund, Inc., June 30, 2002


We thank you for your interest in Merrill Lynch Dragon Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(See-Wee Tan)
See-Wee Tan
Portfolio Manager



August 14, 2002


The Fund is managed pursuant to the sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited by members of the Developing Capital Markets Team, a team of investment professionals who participate in the research process and stock selection. The senior investment professionals in this team include Cheon W. Park, See Wee Tan, Nicholas Moakes and David Soden. See Wee Tan is primarily responsible for the day-to-day management of the Fund.
Mr. Tan has been a Portfolio Manager of Merrill Lynch Asset Management U.K. Limited since 2002. Mr. Tan has been a Vice President of Merrill Lynch Investment Managers Limited, an affiliate of Merrill Lynch Asset Management U.K. Limited, and a member of the Developing Capital Markets Team since 2002. Since 1995, Mr. Tan was a Director of an affiliate of the Investment Adviser.



PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent
Performance
Results*

                                                                            Ten Years/
                                            6-Month         12-Month     Since Inception
As of June 30, 2002                       Total Return    Total Return     Total Return
ML Dragon Fund, Inc. Class A Shares          +1.86%          +2.54%           -42.85%
ML Dragon Fund, Inc. Class B Shares          +1.41           +1.55            - 8.64
ML Dragon Fund, Inc. Class C Shares          +1.28           +1.43            -47.22
ML Dragon Fund, Inc. Class D Shares          +1.74           +2.29            - 1.14

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's ten-year/since inception periods are from 10/21/94 for Class
A & Class C Shares and for ten years for Class B & Class D Shares.


Average Annual
Total Return


                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 6/30/02                    + 2.54%        - 2.84%
Five Years Ended 6/30/02                  -12.37         -13.31
Inception (10/21/94) through 6/30/02      - 7.01         - 7.66

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class B Shares*

One Year Ended 6/30/02                    + 1.55%        - 2.45%
Five Years Ended 6/30/02                  -13.28         -13.56
Ten Years Ended 6/30/02                   - 0.90         - 0.90

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*

One Year Ended 6/30/02                    + 1.43%        + 0.43%
Five Years Ended 6/30/02                  -13.29         -13.29
Inception (10/21/94) through 6/30/02      - 7.97         - 7.97

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**Assuming payment of applicable contingent deferred sales charge.


                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class D Shares*

One Year Ended 6/30/02                    + 2.29%        - 3.08%
Five Years Ended 6/30/02                  -12.58         -13.52
Ten Years Ended 6/30/02                   - 0.11         - 0.65

*Maximum sales charge is 5.25%. Prior to October 21, 1994, Class D Shares (formerly Class A Shares) were offered at a higher than maximum sales charge. Thus, actual returns would have been somewhat lower than noted for the inception period.
**Assuming maximum sales charge.



Merrill Lynch Dragon Fund, Inc., June 30, 2002


SCHEDULE OF INVESTMENTS                                                                                   (in U.S. dollars)

                                   Shares                                                                        Percent of
COUNTRIES    Industries             Held                Long-Term Investments                           Value    Net Assets
China        Airlines            4,926,000   China Southern Airlines Company Limited 'H'              $   2,005,135    1.5%

             Electric               42,200   Huaneng Power International, Inc. (ADR)(a)                   1,359,684     1.0
             Utilities

             Oil & Gas           1,033,700   CNOOC Limited                                                1,384,893     1.0

             Utilities           3,276,000   Beijing Datang Power Generation Company Limited 'H'          1,459,500     1.1

                                             Total Long-Term Investments in China                         6,209,212     4.6


Hong Kong    Agricultural        2,868,000   Euro-Asia Agricultural (Holdings) Company Limited              864,077     0.7
             Operations

             Agriculture         3,042,000   Chaoda Modern Agriculture (Holdings) Limited                 1,101,750     0.8

             Automobiles        19,358,000   Brilliance China Automotive Holdings Limited                 2,630,703     2.0

             Banks               1,348,000   Bank of East Asia, Ltd.                                      2,704,641     2.0

             Diversified           689,200   Dah Sing Financial Group                                     3,366,477     2.5
             Financials          1,774,000   Texwinca Holdings Limited                                    1,512,449     1.1
                                                                                                      -------------   -----
                                                                                                          4,878,926     3.6

             Energy              5,668,000   Wah Sang Gas Holdings Limited                                  908,333     0.7
                                 3,332,000   ++Xinao Gas Holdings Limited                                 1,196,103     0.9
                                                                                                      -------------   -----
                                                                                                          2,104,436     1.6

             Food,               4,180,000   COFCO International Limited                                  1,272,756     0.9
             Beverage &          2,046,000   Global Bio-chem Technology Group Company Limited               767,250     0.6
             Tobacco             5,324,000   ++Harbin Brewery Group Limited                               1,228,615     0.9
                                 2,930,000   Tingyi (Cayman Islands) Holding Corporation                    892,147     0.7
                                                                                                      -------------   -----
                                                                                                          4,160,768     3.1

             Real Estate         1,227,500   Amoy Properties Limited                                      1,400,609     1.1
                                   181,237   Sun Hung Kai Properties Ltd.                                 1,376,704     1.0
                                                                                                      -------------   -----
                                                                                                          2,777,313     2.1

             Retail              2,340,000   China Resources Enterprise Limited                           2,745,000     2.1

             Retail--Apparel         5,852   Cheung Kong (Holdings) Ltd. (Rights)                                 0     0.0
                                 2,241,300   Esprit Holdings Limited                                      4,310,192     3.2
                                                                                                      -------------   -----
                                                                                                          4,310,192     3.2

                                             Total Long-Term Investments in Hong Kong                    28,277,806    21.2


Malaysia     Construction &         43,000   IJM Corporation Berhad                                          58,276     0.0
             Engineering

             Leisure               463,160   Resorts World Berhad                                         1,291,973     1.0

                                             Total Long-Term Investments in Malaysia                      1,350,249     1.0


Singapore    Airlines              191,173   Singapore Airlines Limited                                   1,395,818     1.1

             Banks                 555,762   DBS Group Holdings Limited                                   3,900,526     2.9

             Food,               2,111,000   People's Food Holdings Limited                               1,505,468     1.1
             Beverage &
             Tobacco

             Industrial          1,930,000   Sembcorp Industries Limited                                  1,485,624     1.1
             Conglomerates

             Media                 123,484   Singapore Press Holdings Ltd.                                1,390,837     1.1

             Semiconductor         337,300   ++Chartered Semiconductor Manufacturing Limited                687,276     0.5
             Equipment &
             Products

             Transportation        464,000   DelGro Corporation Limited                                     538,374     0.4
                                   777,000   SembCorp Logistics Limited                                     971,910     0.7
                                                                                                      -------------   -----
                                                                                                          1,510,284     1.1

                                             Total Long-Term Investments in Singapore                    11,875,833     8.9


South Korea  Apparel               112,600   Cheil Industries Inc.                                        1,366,550     1.0

             Automobiles            87,630   Hyundai Motor Company Ltd.                                   2,633,271     2.0

             Banks                 152,002   ++Koram Bank                                                 1,358,289     1.0

             Diversified            45,000   Samsung Securities Company Ltd.                              1,286,783     1.0
             Financials             92,000   Shinhan Financial Group Co., Ltd.                            1,300,083     1.0
                                                                                                      -------------   -----
                                                                                                          2,586,866     2.0

             Electronic             44,130   Samsung Electronics                                         12,068,803     9.1
             Equipment &
             Instruments

             Financial             113,358   Kookmin Bank                                                 5,502,999     4.1
             Services--
             Commercial

             Food,                  30,440   Tong Yang Confectionery Corporation                          1,336,020     1.0
             Beverage &
             Tobacco

             Machinery &            68,000   Hyundai Mobis                                                1,435,744     1.1
             Engineering

             Medical               122,300   LG Chem, Ltd.                                                4,422,319     3.3

             Oil & Gas             161,600   SK Corporation                                               2,780,648     2.1

             Retail                 21,000   CJ39 Shopping Corp.                                          1,436,658     1.1
                                     9,000   Shinsegae Co., Ltd.                                          1,526,185     1.1
                                                                                                      -------------   -----
                                                                                                          2,962,843     2.2

             Steel                  94,147   POSCO (ADR)(a)                                               2,567,389     1.9

             Telecommunication         600   KT Corporation                                                  24,090     0.0
             Services

             Telecommunications     80,500   ++KT Freetel                                                 2,649,875     2.0

                                             Total Long-Term Investments in South Korea                  43,695,706    32.8


Taiwan       Banks                       0   ++SinoPac Holdings Company                                           0     0.0
                                 4,790,600   ++Taishin Financial Holdings Co., Ltd.                       2,580,988     1.9
                                                                                                      -------------   -----
                                                                                                          2,580,988     1.9

             Chemicals           4,343,000   Nan Ya Plastic Corporation                                   4,068,719     3.1

             Computers &           902,104   Benq Corporation                                             1,458,055     1.1
             Peripherals         1,395,800   Compal Electronics Inc.                                      1,341,071     1.0
                                   543,150   Quanta Computer Inc.                                         1,528,168     1.2
                                                                                                      -------------   -----
                                                                                                          4,327,294     3.3

             Diversified         2,969,000   Fubon Financial Holding Co., Ltd.                            2,968,111     2.2
             Financials

             Electronic          1,829,000   ++Siliconware Precision Industries Company                   1,281,012     1.0
             Components

             Semiconductor       1,888,900   ++Advanced Semiconductor Engineering Inc.                    1,255,121     1.0

             Equipment &         1,721,798   ++Taiwan Semiconductor Manufacturing Company                 3,504,408     2.6
             Products            3,928,800   ++United Microelectronics Corporation, Ltd.                  4,715,501     3.5
                                                                                                      -------------   -----
                                                                                                          9,475,030     7.1



Merrill Lynch Dragon Fund, Inc., June 30, 2002


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in U.S. dollars)

                                   Shares                                                                        Percent of
COUNTRIES    Industries             Held                Long-Term Investments                           Value    Net Assets
Taiwan       Steel               7,831,700   China Steel Corporation                                  $   4,031,884    3.0%
(concluded)
             Telecommunication   1,083,000   Taiwan Cellular Corp.                                        1,384,139     1.0
Services

                                             Total Long-Term Investments in Taiwan                       30,117,177    22.6


Thailand     Telecommunications    315,789   TelecomAsia Corporation Public Company Limited
                                             (Warrants)(b)                                                        0     0.0

                                             Total Long-Term Investments in Thailand                              0     0.0


                                             Total Long-Term Investments (Cost--$112,957,914)           121,525,983    91.1



                                 Face
                                Amount                  Short-Term Investments
United       Commercial   US$ 4,419,000   General Motors Acceptance Corp., 2.10% due 7/01/2002            4,418,484     3.3
States       Paper*

             U.S.             5,000,000   Freddie Mac Participation Certificates, 1.70% due
             Government                   7/02/2002                                                       4,999,292     3.8
             Agency
             Obligations*

                                          Total Short-Term Investments in the United States               9,417,776     7.1


                                          Total Investments in Short-Term Investments
                                          (Cost--$9,417,776)                                              9,417,776     7.1


             Total Investments (Cost--$122,375,690)                                                     130,943,759    98.2
             Other Assets Less Liabilities                                                                2,371,799     1.8
                                                                                                      -------------  ------
             Net Assets                                                                               $ 133,315,558  100.0%
                                                                                                      =============  ======

(a)American Depositary Receipts (ADR).
(b)Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
*Commercial Paper and certain U.S. Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rate paid at the time of purchase by the Fund.
++Non-income producing security.

See Notes to Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES

                As of June 30, 2002
Assets:         Investments, at value (identified cost--$122,375,690)                                        $  130,943,759
                Cash                                                                                              2,798,762
                Foreign cash (cost--$3,849,245)                                                                   3,855,458
                Receivables:
                   Securities sold                                                         $    5,274,351
                   Capital shares sold                                                            781,038
                   Dividends                                                                      317,512         6,372,901
                                                                                           --------------
                Prepaid registration fees                                                                            77,931
                                                                                                             --------------
                Total assets                                                                                    144,048,811
                                                                                                             --------------

Liabilities:    Payables:
                   Securities purchased                                                         9,734,751
                   Capital shares redeemed                                                        667,977
                   Investment adviser                                                             106,650
                   Distributor                                                                     49,082        10,558,460
                                                                                           --------------
                Accrued expenses                                                                                    174,793
                                                                                                             --------------
                Total liabilities                                                                                10,733,253
                                                                                                             --------------

Net Assets:     Net assets                                                                                   $  133,315,558
                                                                                                             ==============

Net Assets      Class A Shares of Common Stock, $.10 par value, 100,000,000
Consist of:     shares authorized                                                                            $      365,948
                Class B Shares of Common Stock, $.10 par value, 200,000,000
                shares authorized                                                                                   545,772
                Class C Shares of Common Stock, $.10 par value, 100,000,000
                shares authorized                                                                                    92,349
                Class D Shares of Common Stock, $.10 par value, 100,000,000
                shares authorized                                                                                   782,921
                Paid-in capital in excess of par                                                                281,651,142
                Accumulated investment loss--net                                           $    (598,210)
                Accumulated realized capital losses on investments and foreign
                currency transactions--net                                                  (158,091,086)
                Unrealized appreciation on investments and foreign currency
                transactions--net                                                               8,566,722
                                                                                           --------------
                Total accumulated losses--net                                                                 (150,122,574)
                                                                                                             --------------
                Net assets                                                                                   $  133,315,558
                                                                                                             ==============

Net Asset       Class A--Based on net assets of $28,032,940 and 3,659,482
Value:                   shares outstanding                                                                  $         7.66
                                                                                                             ==============
                Class B--Based on net assets of $39,326,560 and 5,457,723
                         shares outstanding                                                                  $         7.21
                                                                                                             ==============
                Class C--Based on net assets of $6,558,794 and 923,492
                         shares outstanding                                                                  $         7.10
                                                                                                             ==============
                Class D--Based on net assets of $59,397,264 and 7,829,208
                         shares outstanding                                                                  $         7.59
                                                                                                             ==============

See Notes to Financial Statements.


Merrill Lynch Dragon Fund, Inc., June 30, 2002


STATEMENT OF OPERATIONS

                For the Six Months Ended June 30, 2002
Investment      Dividends (net of $71,176 foreign withholding tax)                                           $    1,306,770
Income:         Interest                                                                                             14,712
                                                                                                             --------------
                Total income                                                                                      1,321,482
                                                                                                             --------------

Expenses:       Investment advisory fees                                                   $      713,237
                Account maintenance and distribution fees--Class B                                229,746
                Transfer agent fees--Class D                                                       94,040
                Custodian fees                                                                     91,180
                Transfer agent fees--Class B                                                       87,200
                Account maintenance fees--Class D                                                  76,454
                Accounting services                                                                52,585
                Professional fees                                                                  43,372
                Transfer agent fees--Class A                                                       43,274
                Account maintenance and distribution fees--Class C                                 36,724
                Registration fees                                                                  28,312
                Printing and shareholder reports                                                   27,752
                Directors' fees and expenses                                                       25,095
                Transfer agent fees--Class C                                                       13,686
                Pricing fees                                                                        1,437
                Other                                                                              20,244
                                                                                           --------------
                Total expenses                                                                                    1,584,338
                                                                                                             --------------
                Investment loss--net                                                                              (262,856)
                                                                                                             --------------


Realized &      Realized gain (loss) on:
Unrealized         Investments--net                                                             9,026,305
Gain (Loss) on     Foreign currency transactions--net                                           (132,256)         8,894,049
Investments &                                                                              --------------
Foreign         Change in unrealized appreciation/depreciation on:
Currency           Investments--net                                                           (5,517,034)
Transactions--     Foreign currency transactions--net                                               1,026       (5,516,008)
Net:                                                                                       --------------    --------------
                Total realized and unrealized gain on investments and foreign
                currency transactions--net                                                                        3,378,041
                                                                                                             --------------
                Net Increase in Net Assets Resulting from Operations                                         $    3,115,185
                                                                                                             ==============

See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           For the Six           For the
                                                                                           Months Ended         Year Ended
                Increase (Decrease) in Net Assets:                                        June 30, 2002       Dec. 31, 2001
Operations:     Investment loss--net                                                       $    (262,856)    $    (763,658)
                Realized gain (loss) on investments and foreign currency
                transactions--net                                                               8,894,049      (16,862,205)
                Change in unrealized appreciation/depreciation on investments
                and foreign currency transactions--net                                        (5,516,008)           573,644
                                                                                           --------------    --------------
                Net increase (decrease) in net assets resulting from operations                 3,115,185      (17,052,219)
                                                                                           --------------    --------------

Capital Share   Net decrease in net assets derived from capital share transactions           (15,728,712)      (48,661,840)
Transactions:                                                                              --------------    --------------

Net Assets:     Total decrease in net assets                                                 (12,613,527)      (65,714,059)
                Beginning of period                                                           145,929,085       211,643,144
                                                                                           --------------    --------------
                End of period*                                                             $  133,315,558    $  145,929,085
                                                                                           ==============    ==============

                *Accumulated investment loss--net                                          $    (598,210)    $    (335,354)
                                                                                           ==============    ==============

See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

                                                                                         Class A
The following per share data and ratios
have been derived from information                           For the Six
provided in the financial statements.                        Months Ended                      For the Year
                                                               June 30,                     Ended December 31,
Increase (Decrease) in Net Asset Value:                          2002         2001         2000         1999          1998
Per Share       Net asset value, beginning of period           $   7.52     $   8.25     $  13.04     $   7.24     $   8.81
Operating                                                      --------     --------     --------     --------     --------
Performance:    Investment income (loss)--net++                     .01          .01        (.07)          .02          .14
                Realized and unrealized gain (loss)
                on investments and foreign currency
                transactions--net                                   .13        (.74)       (4.72)         5.78       (1.57)
                                                               --------     --------     --------     --------     --------
                Total from investment operations                    .14        (.73)       (4.79)         5.80       (1.43)
                                                               --------     --------     --------     --------     --------
                Less dividends:
                   Investment income--net                            --           --           --           --        (.11)
                   In excess of investment income--net               --           --           --           --        (.03)
                                                               --------     --------     --------     --------     --------
                Total dividends                                      --           --           --           --        (.14)
                                                               --------     --------     --------     --------     --------
                Net asset value, end of period                 $   7.66     $   7.52     $   8.25     $  13.04     $   7.24
                                                               ========     ========     ========     ========     ========

Total           Based on net asset value per share             1.86%+++      (8.85%)     (36.73%)       80.11%     (16.22%)
Investment                                                     ========     ========     ========     ========     ========
Return:**

Ratios to       Expenses                                         1.71%*        1.66%        1.54%        1.49%        1.46%
Average                                                        ========     ========     ========     ========     ========
Net Assets:     Investment income (loss)--net                     .17%*         .13%       (.65%)         .19%        1.78%
                                                               ========     ========     ========     ========     ========

Supplemental    Net assets, end of period (in thousands)       $ 28,033     $ 27,813     $ 36,485     $ 34,211     $ 13,961
Data:                                                          ========     ========     ========     ========     ========
                Portfolio turnover                               81.24%       83.65%       66.85%       88.37%       99.85%
                                                               ========     ========     ========     ========     ========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.


Merrill Lynch Dragon Fund, Inc., June 30, 2002


FINANCIAL HIGHLIGHTS (concluded)

                                                                                         Class B
The following per share data and ratios
have been derived from information                           For the Six
provided in the financial statements.                        Months Ended                      For the Year
                                                               June 30,                     Ended December 31,
Increase (Decrease) in Net Asset Value:                          2002         2001         2000         1999          1998
Per Share       Net asset value, beginning of period           $   7.11     $   7.89     $  12.61     $   7.07     $   8.58
Operating                                                      --------     --------     --------     --------     --------
Performance:    Investment income (loss)--net++                   (.04)        (.07)        (.17)        (.07)          .06
                Realized and unrealized gain (loss)
                on investments and foreign currency
                transactions--net                                   .14        (.71)       (4.55)         5.61       (1.52)
                                                               --------     --------     --------     --------     --------
                Total from investment operations                    .10        (.78)       (4.72)         5.54       (1.46)
                                                               --------     --------     --------     --------     --------
                Less dividends:
                   Investment income--net                            --           --           --           --        (.04)
                   In excess of investment income--net               --           --           --           --        (.01)
                                                               --------     --------     --------     --------     --------
                Total dividends                                      --           --           --           --        (.05)
                                                               --------     --------     --------     --------     --------
                Net asset value, end of period                 $   7.21     $   7.11     $   7.89     $  12.61     $   7.07
                                                               ========     ========     ========     ========     ========

Total           Based on net asset value per share             1.41%+++      (9.89%)     (37.43%)       78.36%     (17.06%)
Investment                                                     ========     ========     ========     ========     ========
Return:**

Ratios to       Expenses                                         2.78%*        2.74%        2.51%        2.58%        2.54%
Average                                                        ========     ========     ========     ========     ========
Net Assets:     Investment income (loss)--net                   (.96%)*       (.93%)      (1.58%)       (.82%)         .73%
                                                               ========     ========     ========     ========     ========

Supplemental    Net assets, end of period (in thousands)       $ 39,327     $ 52,614     $ 99,097     $278,334     $206,809
Data:                                                          ========     ========     ========     ========     ========
                Portfolio turnover                               81.24%       83.65%       66.85%       88.37%       99.85%
                                                               ========     ========     ========     ========     ========



                                                                                         Class C
The following per share data and ratios
have been derived from information                           For the Six
provided in the financial statements.                        Months Ended                      For the Year
                                                               June 30,                     Ended December 31,
Increase (Decrease) in Net Asset Value:                          2002         2001         2000         1999          1998
Per Share       Net asset value, beginning of period           $   7.01     $   7.77     $  12.42     $   6.97     $   8.46
Operating                                                      --------     --------     --------     --------     --------
Performance:    Investment income (loss)--net++                   (.03)        (.07)        (.17)        (.07)          .06
                Realized and unrealized gain (loss)
                on investments and foreign currency
                transactions--net                                   .12        (.69)       (4.48)         5.52       (1.50)
                                                               --------     --------     --------     --------     --------
                Total from investment operations                    .09        (.76)       (4.65)         5.45       (1.44)
                                                               --------     --------     --------     --------     --------
                Less dividends:
                   Investment income--net                            --           --           --           --        (.04)
                   In excess of investment income--net               --           --           --           --        (.01)
                                                               --------     --------     --------     --------     --------
                Total dividends                                      --           --           --           --        (.05)
                                                               --------     --------     --------     --------     --------
                Net asset value, end of period                 $   7.10     $   7.01     $   7.77     $  12.42     $   6.97
                                                               ========     ========     ========     ========     ========

Total           Based on net asset value per share             1.28%+++      (9.78%)     (37.44%)       78.19%     (17.05%)
Investment                                                     ========     ========     ========     ========     ========
Return:**

Ratios to       Expenses                                         2.78%*        2.73%        2.53%        2.56%        2.54%
Average                                                        ========     ========     ========     ========     ========
Net Assets:     Investment income (loss)--net                   (.94%)*       (.92%)      (1.60%)       (.85%)         .75%
                                                               ========     ========     ========     ========     ========

Supplemental    Net assets, end of period (in thousands)       $  6,559     $  7,565     $ 12,015     $ 26,436     $ 15,431
Data:                                                          ========     ========     ========     ========     ========
                Portfolio turnover                               81.24%       83.65%       66.85%       88.37%       99.85%
                                                               ========     ========     ========     ========     ========



                                                                                         Class D
The following per share data and ratios
have been derived from information                           For the Six
provided in the financial statements.                        Months Ended                      For the Year
                                                               June 30,                     Ended December 31,
Increase (Decrease) in Net Asset Value:                          2002         2001         2000         1999          1998
Per Share       Net asset value, beginning of period           $   7.46     $   8.20     $  13.01     $   7.24     $   8.80
Operating                                                      --------     --------     --------     --------     --------
Performance:    Investment income (loss)--net++                  --++++        (.01)        (.09)       --++++          .11
                Realized and unrealized gain (loss)
                on investments and foreign currency
                transactions--net                                   .13        (.73)       (4.72)         5.77       (1.55)
                                                               --------     --------     --------     --------     --------
                Total from investment operations                    .13        (.74)       (4.81)         5.77       (1.44)
                                                               --------     --------     --------     --------     --------
                Less dividends:
                   Investment income--net                            --           --           --           --        (.09)
                   In excess of investment income--net               --           --           --           --        (.03)
                                                               --------     --------     --------     --------     --------
                Total dividends                                      --           --           --           --        (.12)
                                                               --------     --------     --------     --------     --------
                Net asset value, end of period                 $   7.59     $   7.46     $   8.20     $  13.01     $   7.24
                                                               ========     ========     ========     ========     ========

Total           Based on net asset value per share             1.74%+++      (9.02%)     (36.97%)       79.70%     (16.38%)
Investment                                                     ========     ========     ========     ========     ========
Return:**

Ratios to       Expenses                                         1.96%*        1.91%        1.76%        1.77%        1.72%
Average                                                        ========     ========     ========     ========     ========
Net Assets:     Investment income (loss)--net                   (.10%)*       (.14%)       (.83%)       (.02%)        1.48%
                                                               ========     ========     ========     ========     ========

Supplemental    Net assets, end of period (in thousands)       $ 59,397     $ 57,938     $ 64,046     $ 93,352     $ 64,031
Data:                                                          ========     ========     ========     ========     ========
                Portfolio turnover                               81.24%       83.65%       66.85%       88.37%       99.85%
                                                               ========     ========     ========     ========     ========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $.01 per share.
+++Aggregate total investment return.

See Notes to Financial Statements.


Merrill Lynch Dragon Fund, Inc., June 30, 2002


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Dragon Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and
Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and other assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to write put and covered call options and purchase put and call options. When the Fund sells an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts as a hedge against adverse changes in the interest rate. A futures contract is an agreement between two parties to buy and sell a security, respectively, for a set price at a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.00%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                               Account           Distribution
                           Maintenance Fee            Fee

Class B                          .25%                 .75%
Class C                          .25%                 .75%
Class D                          .25%                  --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended June 30, 2002, FAMD earned underwriting discounts and direct commissions, and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                  FAMD              MLPF&S

Class A                          $     4            $   77
Class D                          $   197            $2,633


For the six months ended June 30, 2002, MLPF&S received contingent deferred sales charges of $20,326 and $6,105 relating to transactions in Class B and Class C Shares, respectively.



Merrill Lynch Dragon Fund, Inc., June 30, 2002


NOTES TO FINANCIAL STATEMENTS (concluded)


Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended June 30, 2002, the Fund reimbursed MLIM
$6,184 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2002 were $114,560,180 and $140,630,275, respectively.

Net realized gains (losses) for the six months ended June 30, 2002 and net unrealized gains (losses) as of June 30, 2002 were as follows:

                                      Realized        Unrealized
                                       Gains             Gains
                                      (Losses)          (Losses)

Long-term investments            $     9,026,366    $     8,568,069
Short-term investments                      (61)                 --
Foreign currency transactions          (132,256)            (1,347)
                                 ---------------    ---------------
Total                            $     8,894,049    $     8,566,722
                                 ===============    ===============


As of June 30, 2002, net unrealized appreciation for Federal income tax purposes aggregated $8,568,069, of which $14,323,400 related to appreciated securities and $5,755,331 related to depreciated securities. At June 30, 2002, the aggregate cost of investments for Federal income tax purposes was $122,375,690.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $15,728,712 and $48,661,840 for the six months ended June 30, 2002 and for the year ended December 31, 2001, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months Ended                  Dollar
June 30, 2002                             Shares         Amount

Shares sold                            3,693,255    $    29,495,679
Shares redeemed                      (3,731,613)       (29,944,168)
                                 ---------------    ---------------
Net decrease                            (38,358)    $     (448,489)
                                 ===============    ===============



Class A Shares for the Year                              Dollar
Ended December 31, 2001                   Shares         Amount

Shares sold                           19,064,816    $   149,375,376
Shares redeemed                     (19,790,716)      (156,833,612)
                                 ---------------    ---------------
Net decrease                           (725,900)    $   (7,458,236)
                                 ===============    ===============



Class B Shares for the Six Months                        Dollar
Ended June 30, 2002                       Shares         Amount

Shares sold                              643,678    $     4,832,442
Shares redeemed                      (1,359,705)       (10,217,947)
Automatic conversion of shares       (1,223,105)        (9,132,562)
                                 ---------------    ---------------
Net decrease                         (1,939,132)    $  (14,518,067)
                                 ===============    ===============



Class B Shares for the Year                              Dollar
Ended December 31, 2001                   Shares         Amount

Shares sold                            2,433,819    $    17,755,203
Shares redeemed                      (5,487,972)       (39,938,584)
Automatic conversion of shares       (2,114,081)       (15,282,667)
                                 ---------------    ---------------
Net decrease                         (5,168,234)    $  (37,466,048)
                                 ===============    ===============



Class C Shares for the Six Months                        Dollar
Ended June 30, 2002                       Shares         Amount

Shares sold                              604,052    $     4,422,118
Shares redeemed                        (759,637)        (5,606,235)
                                 ---------------    ---------------
Net decrease                           (155,585)    $   (1,184,117)
                                 ===============    ===============



Class C Shares for the Year                              Dollar
Ended December 31, 2001                   Shares         Amount

Shares sold                            3,040,119    $    21,057,200
Shares redeemed                      (3,507,509)       (24,824,258)
                                 ---------------    ---------------
Net decrease                           (467,390)    $   (3,767,058)
                                 ===============    ===============



Class D Shares for the Six Months                        Dollar
Ended June 30, 2002                       Shares         Amount

Shares sold                              157,420    $     1,253,420
Automatic conversion of shares         1,164,727          9,132,562
                                 ---------------    ---------------
Total issued                           1,322,147         10,385,982
Shares redeemed                      (1,260,762)        (9,964,021)
                                 ---------------    ---------------
Net increase                              61,385    $       421,961
                                 ===============    ===============



Class D Shares for the Year                              Dollar
Ended December 31, 2001                   Shares         Amount

Shares sold                            2,318,314    $    15,972,304
Automatic conversion of shares         2,026,855         15,282,667
                                 ---------------    ---------------
Total issued                           4,345,169         31,254,971
Shares redeemed                      (4,385,763)       (31,225,469)
                                 ---------------    ---------------
Net increase (decrease)                 (40,594)    $        29,502
                                 ===============    ===============


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended
June 30, 2002.


6. Capital Loss Carryforward:
On December 31, 2001, the Fund had a net capital loss carryforward of approximately $166,257,898, of which $10,950,957 expires in 2004; $2,581,766 expires in 2005; $134,080,675 expires in 2006 and
$18,644,500 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.


7. Commitments:
At June 30, 2002, the Fund had entered into foreign exchange contracts, under which it had agreed to purchase and sell various foreign currencies with an approximate value of $8,577,000 and $1,801,000, respectively.



Merrill Lynch Dragon Fund, Inc., June 30, 1996


PORTFOLIO INFORMATION


As of June 30, 2002

                                           Percent of
Ten Largest Equity Holdings                Net Assets

Samsung Electronics                            9.1%
Kookmin Bank                                   4.1
United Microelectronics Corporation, Ltd.      3.5
LG Chem, Ltd.                                  3.3
Esprit Holdings Limited                        3.2
Nan Ya Plastic Corporation                     3.1
China Steel Corporation                        3.0
DBS Group Holdings Limited                     2.9
Taiwan Semiconductor Manufacturing Company     2.6
Dah Sing Financial Group                       2.5


                                           Percent of
Five Largest Industries                    Net Assets

Electronic Equipment & Instruments             9.1%
Banks                                          7.8
Diversified Financials                         7.8
Semiconductor Equipment & Products             7.6
Food, Beverage & Tobacco                       5.2



OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Robert C. Doll, Jr., Senior Vice President
Donald C. Burke, Vice President and Treasurer
Susan B. Baker, Secretary


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863